ROTH CONFERENCE March 2024

SAFE HARBOR STATEMENTS AND NON-GAAP FINANCIAL MEASURES 2 Certain statements in this Annual Report on Form 10-K constitute forward-looking statements within the meaning of the federal securities laws, which are subject to the "safe harbor" created by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").. As a general matter, forward-looking statements are those focused upon future plans, objectives or performance as opposed to historical items and include statements of anticipated events or trends and expectations and beliefs relating to matters not historical in nature. Such forward-looking statements involve known and unknown risks and are subject to uncertainties and factors relating to Core Molding Technologies' operations and business environment, all of which are difficult to predict and many of which are beyond Core Molding Technologies' control. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expect,” “intend,” “plans,” “projects,” “believes,” “estimates,” “encouraged,” “confident” and similar expressions are used to identify these forward-looking statements. These uncertainties and factors could cause Core Molding Technologies' actual results to differ materially from those matters expressed in or implied by such forward-looking statements. Core Molding Technologies believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made in this presentation: business conditions in the plastics, transportation, power sports, utilities and commercial product industries (including changes in demand for truck production); federal and state regulations (including engine emission regulations); general economic, social, regulatory (including foreign trade policy) and political environments in the countries in which Core Molding Technologies operates; the adverse impact of coronavirus (COVID-19) global pandemic on our business, results of operations, financial position, liquidity or cash flow, as well as impact on customers and supply chains; safety and security conditions in Mexico; fluctuations in foreign currency exchange rates; dependence upon certain major customers as the primary source of Core Molding Technologies’ sales revenues; efforts of Core Molding Technologies to expand its customer base; the ability to develop new and innovative products and to diversify markets, materials and processes and increase operational enhancements; ability to accurately quote and execute manufacturing processes for new business; the actions of competitors, customers, and suppliers; failure of Core Molding Technologies’ suppliers to perform their obligations; the availability of raw materials; inflationary pressures; new technologies; regulatory matters; labor relations and labor availability as well as possible work stoppages or labor disruptions at one or more of our union locations or one of our customer or supplier locations; the loss or inability of Core Molding Technologies to attract and retain key personnel; the ability to successfully identify, evaluate and manage potential acquisitions and to benefit from and properly integrate any completed acquisitions; federal, state and local environmental laws and regulations; the availability of sufficient capital; the ability of Core Molding Technologies to provide on-time delivery to customers, which may require additional shipping expenses to ensure on-time delivery or otherwise result in late fees and other customer charges; risk of cancellation or rescheduling of orders; management’s decision to pursue new products or businesses which involve additional costs, risks or capital expenditures; inadequate insurance coverage to protect against potential hazards; equipment and machinery failure; product liability and warranty claims; and other risks identified from time to time in Core Molding Technologies’ other public documents on file with the Securities and Exchange Commission, including those described in Item 1A of the December 31, 2023 Annual Report on Form 10-K. This presentation includes certain non-GAAP financial measures to describe our performance. The reconciliation of those measure to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

US 44% Canada 16% Mexico 40% CORE MOLDING TECHNOLOGIES The most reliable, innovative and responsive partner in engineered materials and manufacturing solutions: SOLUTION | INNOVATION | MANUFACTURING Diversified Portfolio with Long Term Customer Relationships Building Products Industrial & Utilities Power Sports Transportation (1) Based on 2023 sales by Core production location. 2023 Sales By Country $358M(1) Headquartered in Columbus, OH Employees 1,857 NYSE American CMT Founded in 1980 Adjusted EBITDA 12 Months Ended December 31, 2023 = $42.3M (2) 3 (2) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation.

✓ Market Leadership Position ✓ Few competitors, high barriers to entry ✓ Large Addressable Market ✓ Long-term relationships with blue-chip companies ✓ Proprietary, Highly-Engineered Products ✓ Single source, technical solutions of structural systems ✓ Product innovation expertise with product design, functionality & durability ✓ 90% recurring revenues, strong TTM Earnings, Adjusted EBITDA and Return on Capital INVESTMENT HIGHLIGHTS 4

> $10B ADDRESSABLE MARKET • Grow wallet share with large customers • Multiple industry channel expansion $2.6B Grow • Market leader in truck & powersports • Focus on higher value solutions Based on management estimates with current process portfolio. Industry Dynamics $2.3B Grow $1.9B Grow $1.9B Grow $0.6B Defend $0.3B Grow $0.3B Defend Powersports 5 Building Products Industrial & Utilities Packaging Consumer Products Truck Construction & Ag. • Infrastructure spending bills • ESG solutions for customers • Market specific internal sales force • Partner with third party sales agency to drive lead generation and opportunities into new sales channels

LARGE NORTH AMERICAN MANUFACTURING FOOTPRINT 16.0% 33.0% 23.0% 15.0% 6.0% 7.0% Columbus, OH Matamoros, MX Cobourg, Ontario Winona, MN Gaffney, SC Monterrey, MX 82 presses >1.3M Square Feet Product Sales by Facility* *Based on 2023 Product Sales 6

INDUSTRY AND CUSTOMER DIVERSIFICATION 52% Truck 24% Power Sports 8% Building Products 16% Industrial, Utilities & Other 2023 Net Product Sales By Industry Truck Powersport Building Products Industrial and UtilitiesLong-term relationships with blue-chip companies providing single-source manufacturing arrangements with key customers 7

INDUSTRY LEADER WITH FEW COMPETITORS

Thermoplastic Processes

DLFT
(Direct Long-Fiber)

No significant competitors

Material blending and large press capability

Operations in US and Mexico

SF/SW
(Structural Foam or Web Molding)

One large competitor & a few small single-facility competitors

Material blending and large press capability

Operations in Canada and Mexico

Thermoplastic: Material molded through a thermal process. Parts can be made with recyclable materials and can be recycled at end of life.

Thermoset Processes

SMC
(Sheet and Molding)

Leading providers (including Core) are 90% of industry

Proprietary SMC material and large press capability

Operations in US and Mexico

DCPD
(Reaction Injection Molding)

Leading provider in specialized process with mostly small competitors

Large press capability

Operations in Mexico

Hand Layup
Spray Up

Primary competitors are single-plant facilities

Core operations in Mexico due to heavy labor content

Thermoset: Material molded through chemical reaction process - best for high temp applications.

CORE MOLDING TECHNOLOGIES

8

HOW WE DIVERSIFY 9 Building Products Industrial & Utilities Power Sports Transportation Light Weighting | Durability | Cost Savings | Corrosion Resistance | Parts Consolidation | Recyclability

Organic and Acquisition, New Industries, Deeper Penetration with Existing Customers Revenue Growth FOUR STRATEGIC GROWTH INITIATIVES 10 Unique, High Value Solutions = Higher Margins Technical Solution Sales Operational Excellence, Continuous Improvement Culture Profitability Improvements Reinvestment in Capacity Expansion and M&A Opportunities Free Cash Flow Generation

Water Systems $62B Investment Infrastructure (Roads, Bridges) MACRO TAILWINDS FROM THE INFRASTRUCTURE INVESTMENT AND JOBS ACT 11 Broadband $110B Investment $65B Investment

INTEGRATED MATERIALS AND PROCESSES FROM ONE SUPPLIER 12 High Strength to Weight • High performance vs cost = Value • Durability and corrosion resistance Innovative Material & Process Development • Large format / One-piece design • Design Flexibility • Value Added Features Lightweight = Lower Total Costs • Total installation cost 15% lower • 10X faster installation Multi-Composite Design Flexibility • High value integrated design: Unique Solutions • Increased strength / durability

LIGHT WEIGHTING 13 Multiple Benefits from Lightweight Parts: ✓ Easier installation ✓ Reduced Labor ✓ Improved Employee Safety / Reduced Injuries / OSHA ✓ On site modifications ✓ Reduced need for onsite installation equipment ✓ Saves 80% CO2 emissions vs concrete equivalent ✓ Lower overall cost Polymer Concrete 90 Lbs. Composite 25 Lbs. Concrete 300 Lbs. Composite 40 Lbs.

PART CONSOLIDATION / SOLUTIONS 14 Multiple Benefits from a Solution with Part Consolidation: ✓ Unique Solutions creating an optimized design ✓ Simplified assembly / Reduced Labor for the customer ✓ Integrated with the customer development (Early in the development process) ✓ Unique capability to create large format products • 3X higher strength, 30Lbs lighter, 60% less labor to install 43 Parts 1 Part • All fasteners, engine mounts and transducer molded into 1 part • Fiber reinforced tape molded into side for side impact strength

Footprint Expansion Added Material Systems or Processes GROWTH BY ACQUISITION New Customers and Industries Priorities Transitioned Company to new industries, customers, processes and materials From 2015 To 2023 100% Thermosets 65% Thermosets and 35% Thermoplastics 4 processes 6 processes, plus automation and robotics 83% Truck, 9% Marine, 8% Other 52% Truck, 24% Powersports, 8% Building Products, 5% Industrials, 11% Other US 68%, Mexico 32%, Canada 0% US 44%, Mexico 40%, Canada 16% 15

Operational excellence drives long term targets in range of 17-19% gross margins MANUFACTURING EXCELLENCE 16 Continuous Improvement in All PlantsOngoing Improvements Labor productivity improvements Overhead cost reductions Quality improvements / Scrap reductions New product launch improvements Employee engagement Asset utilization Fix or get out of underperforming business Leadership development Technical training Process optimization Automation Operational excellence audits

17 FINANCIALS

SELECTED FINANCIAL INFORMATION 18 Increasing EBITDA provides catalyst for free cash flow growth Record 2023 net income and EPS Diverse industries and customers with long-term sales growth potential Margin improvement resulting from operational improvements and portfolio optimization Controlled fixed cost spending allows gross margin improvement to flow through to operating income (1) Adjusted EBITDA is a non-GAAP financial measure as defined and reconciled later in this presentation. dol lars in mi l l ions , except per share amounts 2023 2022 Total Sales 357.7$ 377.4$ Gross Margin 64.5$ 52.4$ 18.0% 13.9% Operating Income 26.5$ 18.0$ 7.4% 4.8% Net Income 20.3$ 12.2$ Fully Diluted Earnings Per Share 2.31$ 1.44$ Adjusted EBITDA(1) 42.3$ 31.9$ 11.8% 8.5% Full Year

SELECTED FINANCIAL INFORMATION 19 • Sales since reopening from COVID increased 61% • Company focus on operational improvements and portfolio profitability driving higher earnings • Adjusted EBITDA as % of sales increased to 11.8% • Disciplined capital deployment approach resulting in increased ROCE $222 $308 $377 $358 $0 $50 $100 $150 $200 $250 $300 $350 $400 2020 2021 2022 2023 Total Sales in millions $22.6 $26.7 $31.9 $42.3 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $0 $10 $20 $30 $40 $50 2020 2021 2022 2023 Adj EBITDA in millions / % of Sales Adj EBITDA EBITDA % 8.5% 10.5% 12.7% 16.4% 0% 5% 10% 15% 20% 2020 2021 2022 2023 Return on Capital Employed (ROCE) (1) Adjusted EBITDA and ROCE are non-GAAP financial measure as defined and reconciled later in this presentation.

in millions Operating Cash Flows Sustaining Capex Growth Capex Free Cash Flows Free Cash Flows Excluding Growth Capex 2021 12.5$ 6.3$ 5.1$ 1.1$ 6.2$ 2022 19.0$ 7.8$ 8.8$ 2.4$ 11.2$ 2023 34.8$ 6.1$ 3.0$ 25.7$ 28.7$ Total 66.3$ 20.2$ 16.9$ 29.2$ 46.1$ 3 Year Avg. 22.1$ 6.7$ 5.6$ 9.7$ 15.4$ CASH FLOWS AND REINVESTMENT 20 Three Year Summary ~$66M Operating cash flow $29M free cash flows $17M Reinvestment to support Company growth excluding growth capex $46M Capacity in place to support $425 to $475 million of revenues

CAPITAL ALLOCATION STRATEGY 21 Organic Growth • Capital investments meeting Company’s return requirements • Projected capital spend in 2024 of $13mm • R&D spending M&A • Tuck in acquisitions • Valuations of $10 - $40 million • One to two acquisitions a year • Disciplined evaluation process to identify appropriate opportunities Return Capital to Shareholders • Share repurchase is preferred method • Authorized $7.5mm share repurchase program in place Maintain Strong Balance Sheet • Zero net debt • Current leverage ratio of ~.5 times Adjusted EBITDA • Available liquidity flexibility to take advantage of opportunities Multifaceted allocation strategy to maximize shareholder value

LONG TERM FINANCIAL GOALS Revenues Operating Income Return on Capital Employed December 2023 3 – 5 Years $358MM 7.4% 16.4% >$500MM • Organic growth • Acquisitions • Further industry diversification 8%-10% • Operational improvements • Value selling • Leverage fixed costs 14%-16% • Investment in capacity and automation • Acquisitions • Working Capital Management 22

CONTACTS 23 Company Contact John Zimmer Chief Financial Officer jzimmer@coremt.com Investor Contact Sandy Martin / Steven Hooser Three Part Advisors 214.616.2207

APPENDIX 24

NET INCOME (LOSS) TO ADJUSTED EBITDA RECONCILIATION

In thousands	Twelve Months Ended December 31,									
	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Net income (loss)	$ 9,634	$ 12,050	$ 7,411	$ 5,459	$ (4,782)	$ (15,223)	$ 8,165	$ 4,671	$ 12,203	$ 20,324
Income tax expense (benefit)	$ 4,891	$ 6,118	$ 3,836	$ 2,286	$ (664)	$ (355)	$ (3,618)	$ 4,248	$ 2,382	$ 5,422
Other expenses[(1)]	$ 122	$ 330	$ 298	$ 245	$ 2,394	$ 4,144	$ 5,923	$ 2,149	$ 3,418	$ 791
Depreciation and amortization	$ 5,023	$ 6,041	$ 6,283	$ 6,240	$ 9,384	$ 10,376	$ 10,775	$ 11,130	$ 11,603	$ 12,831
Share-based compensation	$ 744	$ 785	$ 1,003	$ 1,331	$ 1,743	$ 1,564	$ 1,355	$ 1,886	$ 2,329	$ 2,923
Goodwill impairment	$ -	$ -	$ -	$ -	$ 2,403	$ 4,100	$ -	$ -	$ -	$ -
Plant closure costs[(2)]	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 2,581	$ -	$ -
Adjusted EBITDA*	$ 20,414	$ 25,324	$ 18,831	$ 15,561	$ 10,478	$ 4,606	$ 22,600	$ 26,665	$ 31,935	$ 42,291

(1) Includes net interest expense, non-cash periodic post retirement costs and loss on extinguishment of debt.
(2) Reflects Cincinnati facility closing.

Reconciliation of GAAP to Non-GAAP Financial Measures

* Adjusted EBITDA represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) depreciation and amortization of long-lived assets, (iv) share based compensation expense, (v) non-reoccurring charges including restructuring costs, plant closure costs, goodwill impairment charges, (vi) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations. This metrics is a supplemental measures of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present Adjusted EBITDA because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use this measure to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies. The above table presents a reconciliation of net income (loss), the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA for the periods presented.

25

YEAR-END AND RETURN ON CAPITAL EMPLOYED ("ROCE") RECONCILIATION

in thousands	2020	2021	2022	2023
EBIT	$ 10,390	$ 11,068	$ 18,003	$ 26,537
Plant Closure Costs (1)		2,581		
Adjusted EBIT	**$ 10,390**	**$ 13,649**	**$ 18,003**	**$ 26,537**

	December 31,			
	2020	2021	2022	2023
Shareholders' Equity	$ 93,932	$ 100,095	$ 116,125	$ 138,953
Debt				
Short Term Portion of Term Debt	2,535	3,943	1,208	1,468
Long Term Portion of Term Debt	25,198	21,251	22,986	21,519
Revolver	420	4,424	1,864	-
Total Capital Employed	**$ 122,085**	**$ 129,713**	**$ 142,183**	**$ 161,940**
ROCE	**8.5%**	**10.5%**	**12.7%**	**16.4%**

(1) Reflects Cincinnati facility closing

Reconciliation of GAAP to Non-GAAP Financial Measures

* Return on Capital Employed represents net income before, as applicable from time to time, (i) interest expense, net, (ii) provision (benefit) for income taxes, (iii) restructuring and plant closure costs, (iv) nonrecurring legal settlement costs and associated legal expenses unrelated to the Company's core operations divided by Total Capital Employed which includes (i) Shareholders' Equity, (ii) term debt, and (iii) revolving debt. This metrics is a supplemental measure of our operating performance that are neither required by, nor presented in accordance with, GAAP. This measure has limitations as an analytical tool and should not be considered in isolation or as an alternative to performance measure derived in accordance with GAAP as an indicator of our operating performance. We present ROCE because management uses this measure as key performance indicators, and we believe that securities analysts, investors and others use these measures to evaluate companies in our industry. Our calculation of this measure may not be comparable to similarly named measures reported by other companies.

CORE MOLDING TECHNOLOGIES

26

in millions As of Dec 31, 2023 Equity 139.0$ Total Debt 23.0$ Capital Deployed 162.0$ Cash on Hand 24.1$ Lines of Credit Availability 50.0$ 74.1$ Debt Leverage Ratio 0.54 CAPITALIZATION 27 $25.0 Revolver $25.0 Term Loan $25.0 Capex Facility Debt Facility (in millions) • Term Loan Interest rate fixed at 4.95% • Minimal annual debt service requirements (~$1.5mm in 2024) • $25 million Capital expenditure facility for future expansion projects • As of December 31, 2023 zero net debt